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                                                                   EXHIBIT 10.45

                                                                  Execution Copy

                          TRADEMARK LICENSE AGREEMENT
                        [Cannon Pack-Enterprises, Inc.)

                  THIS TRADEMARK LICENSE AGREEMENT (this "Agreement") is made and entered into as of June 30, 2003, by and between CANNON PACK-ENTERPRISES, INC., a North Carolina corporation ("LICENSOR"), which has as its business address at 362 Depot Street, Asheville, North Carolina 28801, and MOMENTUM FOOD SERVICE, INC., a Florida corporation ("LICENSEE"), which has as its business address at P.O. Box 2185, Front Royal, Virginia 22630.

                              W I T N E S S E T H:

                  WHEREAS, LICENSOR owns certain common law trademarks, service marks and/or other indicia associated with the business of marketing and selling wholesale goods and food stuffs (the "Business"), including without limitation the trademarks, service marks and other indicia and applications listed on Exhibit "A" attached hereto (collectively, together with all other marks and indicia hereafter adopted, used and approved by LICENSOR with respect to such Business, referred to as the "MARKS"); and

                  WHEREAS, the parties desire and intend that LICENSEE be granted the right to use the MARKS, as provided herein;

                  NOW, THEREFORE, for and in consideration of Twenty Five Thousand Dollars ($25,000.00), which will be represented and secured by the Promissory Note, attached as Exhibit "B" to this Trademark License Agreement, and the premises, covenants, agreements, representations and warranties hereinafter set forth therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                        1. LICENSE. LICENSOR hereby grants to LICENSEE the right to use the MARKS as set forth in Exhibit "B" in the operation of a business comparable to the LICENSOR'S Business under the MARKS (the "LICENSEE'S BUSINESS"). In consideration for the license granted herein, LICENSEE shall pay to LICENSOR a running royalty of 0.5% of the gross amount received by LICENSEE for products sold under the MARKS, less the following: (i) customary trade, quantity, or cash discounts to the extent actually allowed and taken; (ii) to the extent separately stated on purchase orders, invoices, or other documents of sale, any taxes or other governmental charges levied on the production, sale, transportation, delivery (the "Royalty"). LICENSEE acknowledges

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that LICENSOR shall have the right to retain the use of the MARKS in the
LICENSOR'S BUSINESS. The Royalty may be increased with the prior written consent of the Parties.

         2. WARRANTY OF OWNERSHIP OF MARKS. LICENSOR warrants and represents that it is not aware of any challenge to LICENSOR'S ownership rights in and to the MARKS, and that it has the right and power to grant to LICENSEE the license herein conveyed.

         3. ACKNOWLEDGMENT OF RIGHTS IN MARKS. LICENSEE acknowledges LICENSOR'S exclusive ownership right, title and interest in and to the MARKS, and further acknowledges that nothing herein shall give it any right, title or interest in the MARKS except for the license expressly provided in this Agreement.

         4. ASSIGNMENTS AND SUBLICENSES. LICENSOR will have the right to sublicense the right to use the MARKS to any other person or entity, so long as LICENSOR provides LICENSEE with prior written notice. LICENSEE shall not assign this Agreement, nor any of its rights, obligations, and duties hereunder without the prior written consent of LICENSOR, which consent shall be within the sole and absolute discretion of LICENSOR, with the exception that LICENSEE may grant a sublicense of this Agreement and the rights, obligations and duties set forth herein, to any affiliated entity, i.e., an entity wholly owned by LICENSEE or which owns greater than fifty percent (50%) of the voting stock of LICENSEE. Any assignment or sublicense of any rights, obligations or duties hereunder by LICENSEE, without the prior written consent of LICENSOR, as provided herein, shall be void and of no force and effect and, at the election of LICENSOR, be a default hereunder which will trigger a right by LICENSOR to terminate this Agreement, subject to the exceptions set forth in this paragraph. In the event of such termination, this Agreement shall be of no further force or effect, and LICENSEE shall have no further right or remedy either in law or in equity against LICENSOR thereafter and shall cease and desist from any use of the MARKS.

         5. PROTECTION OF MARKS. LICENSOR shall have the right, under this Agreement, to implement reasonable safeguards and protections for the value of the MARKS, including rights to inspect and review the use of the MARKS and to prohibit practices or procedures which are in violation of this Agreement. Without limiting the generality of the foregoing, the following provisions shall apply:

                  A. LICENSOR hereby licenses LICENSEE to use the MARKS in connection with the LICENSEE'S BUSINESS upon the terms herein set forth, on the condition that such use and display of the MARKS by LICENSEE must conform with the guidelines of LICENSOR.

                  B. LICENSEE agrees that the products or services to be sold or provided under the MARKS must be of first quality.

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                  C.       LICENSEE agrees that the products or services to be
sold or provided under the MARKS will not be promoted, marketed, advertised or sold in any manner tending to mislead or deceive the public.

                  D. LICENSOR shall, in its sole discretion, determine whether LICENSEE conforms to LICENSOR'S standards of quality and shall inform LICENSEE of any deficiencies. The failure to so conform to such standards shall constitute a breach of this Agreement and will give LICENSOR the right to terminate this Agreement.

         6.       TERM. The term of this Agreement shall be perpetual.

         7. DEFAULT; TERMINATION. Upon any breach by LICENSEE of the terms, obligations or covenants hereof, LICENSEE shall be in default hereunder. Upon such default, LICENSOR shall have the right to immediately terminate this Agreement. Upon such terminate, this Agreement shall be of no further force or effect, and all right, title or interest of LICENSEE in and to the MARKS shall cease and LICENSEE shall cease and desist from using the MARKS in any manner. Upon such election and termination of this Agreement, LICENSOR shall have the right to seek any legal and/or equitable relief against LICENSEE including but not limited to injunctive relief.

         8. NO CONTEST. LICENSEE will not at any time during the term of this Agreement or thereafter, contest or challenge the validity of the MARKS or LICENSOR'S ownership thereof.

         9. APPLICABLE LAW. This Agreement shall be governed and construed in accordance with the laws of the State of North Carolina, United States, including any applicable treaties or conventions to which the United States is a party, but excepting any North Carolina or United States rule, which would result in the application of the law of a jurisdiction other than the State of North Carolina.

         10. CONSENT TO JURISDICTION, VENUE, AND SERVICE. The LICENSEE irrevocably consents to the exclusive jurisdiction of, and the laying of venue exclusively in, the state courts in [County] County, North Carolina, in any dispute, action or suit arising out of this Agreement, and hereby unconditionally agrees that service of process mailed to the LICENSEE in accordance with the further provisions of this Agreement shall be effective and sufficient service of process upon the LICENSEE to establish jurisdiction and venue in such court in any such dispute, action or suit.

         11. NOTICES. Any and all notices or any other communication under this Agreement shall be given in writing and delivered by personal delivery or United States first class mail or reputable overnight courier service, registered, airmail postage charges prepaid, which shall be addressed, to LICENSOR or LICENSEE, as the case may be, at the addresses set forth in the preamble of this Agreement, or to such other address as a party shall have previously designated by written notice to the serving party given in accordance with this Section. Notice sent by United States first class mail or

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overnight courier shall be effective and deemed received upon the date of actual receipt, or upon the third (3rd) calendar day subsequent to deposit in the mail or delivery to the courier, whichever is earlier.

         12. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized corporate officers, all as of the day and year first above written.

                                                LICENSOR:

                                                CANNON PACK-ENTERPRISES, INC.

                                                By: /s/ Ralph E. Cannon
                                                    ----------------------------
                                                Its: PRESIDENT

                                                LICENSEE:

                                                MOMENTUM FOOD SERVICE, INC.

                                                By: /s/ Thomas P. Tanis, Jr.
                                                    ----------------------------
                                                Its: SECRETARY

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